 THE TAIWAN FUND, INC.(Registration Mark)


------------------------------------------

Annual Report
August 31, 1999



THE TAIWAN
FUND, INC.

WHAT'S INSIDE

                                    PAGE

        Chairman's Statement          2

        Portfolio Manager's
             Message                  4

        Portfolio Snapshot            7

        Investments                   8

        Financial Statements         11

        Notes to Financial
             Statements              14

        Reports of Independent
             Accounts                17

        Other Information            18

        Summary of Dividend
            Reinvestment and
            Cash Purchase Plan       19

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Annual Report of The Taiwan Fund, Inc. (the "Fund") for the fiscal year ended August 31, 1999. During this period, the Fund's net asset value ("NAV") increased approximately 49.41% in U.S. Dollar terms, which reflects an adjustment for the US$1.01 per share distribution paid to shareholders in January 1999. During the same period, the New Taiwan Dollar appreciated against the U.S. dollar by 8.78% and the Taiwan Stock Exchange ("TAIEX") Index increased by 36.52% in U.S. Dollar terms. The Fund has outperformed its benchmark, the TAIEX Index, since adopting its "core and active" portfolio management strategy in March 1998.

In January 1999 the Fund paid a dividend of US$1.01 per share from realized gains. On August 31, 1999, the Fund's shares were trading at US$18.31 per share, representing a discount of 15.27% from the Fund's NAV per share of US$21.61. The Fund's shares were trading at a discount of 28.39% on August 31, 1998.

During the first half of the Fund's fiscal year ended August 31, 1999, the Taiwan Central Bank ("CBC") adopted an eased monetary policy. However, the demand for loans remained subdued because of the slow domestic economy as well as negative export growth. In order to revive the domestic economy and stimulate the stock market, the CBC lowered its required reserve ratio from 7.35% to 7.00%. However, due to negative market sentiment and concern regarding the Asian currency crisis, investment activities and local consumption continued to be constrained. Investor confidence was also affected by a series of debt defaults by major companies in the construction and financial sectors. The government attempted to prevent a further loss in confidence in the stock market by organizing a NT$280 billion stabilization fund from banks, insurance companies and public pension funds for investment in major blue-chip companies. This effort did not prevent further market declines.

In the second half of the fiscal year ended August 31, 1999, Asian countries, which experienced an economic crisis in late 1997, demonstrated signs of recovery. Current trade balances have shown positive signs, while demand for imported goods has increased significantly. This is due in part to the rebound in prices of commodities such as oil. Historically, Asian export growth has relied heavily on commodity related products such as plastics, textiles, steel, rubber, paper and pulp. The increase in commodity prices, may indicate that the worldwide deflation pressure has subsided. The Asian economic recovery has also been aided by continued economic growth in the U.S. and major European countries. With the improved market fundamentals in Asia, we have seen increased inflows of foreign capital. This has contributed to the stabilization

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

of many Asian currencies and the strengthening of their financial markets.

As a result of the recovery in Asia, Taiwan's export growth and GDP growth accelerated in the second quarter of 1999. Corporate revenues and earnings of the exporting and commodity sectors have shown signs of recovery. The stock market has embraced the positive results by surging almost 57% since its lows in early February 1999, reaching a high of 8,593 in early July 1999. However, the market entered a consolidation phase after President Lee's remark in July 1999 that the Taiwan and China relationship should be managed under a "special state-to-state" basis. The TAIEX Index was at 8,157 on August 31, 1999.
The strained relations between Taiwan and China and the coming March 2000 Presidential election are likely to enhance political uncertainty in the region, thus affecting investment sentiment in the stock market. We believe that these events will have a short term impact. We also believe that there will be a temporary negative impact on the Taiwan economy as a result of the earthquake that hit the island on September 21, 1999. However, in the long term, Taiwan still should benefit from an increase in overall global demand. We anticipate that the trend of increasing foreign investments in the Taiwan financial markets will continue. Therefore, the Board maintains its long-term confidence in the investment fundamentals in Taiwan.
Thank you for your continued support of the Fund. If you have any questions concerning the Fund, we invite you to call (toll free) 1-800-636-9242. Sincerely,
/s/ S.Y. WANG
S.Y. Wang
Chairman


Albert King on Sector Returns:
The volatility of the Stock Market is
reflected not only in the overall index
but also among sectors. The following
table shows sectoral returns in the last
three semi-annual periods.
INDICES                                                      RETURNS (IN NTD)

                                                      6 Months 6 Months 6 Months
                                                       Ending   Ending   Ending
                                                      8/31/98  2/28/99  8/31/99
Electronics                                            -34.7%     6.3%   67.2%
Plastics                                               -35.5%    18.7%   41.6%
Taiwan Fund                                            -25.1%    -3.0%   41.0%
TAIEX Ex   Financial                                   -27.1%    -7.3%   39.3%
TAIEX Index                                            -28.8%    -3.5%   29.1%
Paper & Pulp                                           -27.6%   -11.5%   26.9%
Steel                                                   -7.4%   -27.3%   24.5%
Others                                                 -13.3%   -32.6%   20.1%
Textile                                                -27.7%   -12.0%   18.5%
Electrical                                             -15.5%   -14.4%   11.7%
Chemical                                               -24.7%   -11.0%    8.7%
Cement                                                 -16.1%   -18.2%    5.5%
Rubber                                                 -10.6%   -13.6%    3.0%
Retail                                                 -23.1%     0.5%    2.7%
Financial                                              -33.8%     7.5%    2.6%
Transportation                                         -20.5%     8.2%   -2.5%
Cable & Wire                                           -15.5%   -17.9%   -3.6%
Tourism                                                -26.3%    -1.9%   -3.6%
Construction                                           -28.4%   -39.5%   -8.2%
Food                                                    17.0%   -33.6%  -11.0%
Auto                                                    -4.7%   -24.9%  -15.8%
Glass                                                  -17.2%   -14.0%  -19.3%
Source: Ta-Fu Broker Database

    PORTFOLIO MANAGER'S MESSAGE
--------------------------------------------------------------------------------

[Albert King photo]
A Message From
Albert King,
Portfolio Manager of
the Taiwan Fund, Inc.

ECONOMIC OVERVIEW

Taiwan's GDP grew 6.54% during the second quarter of 1999. This was due largely to the rebound in export growth. (Please see Albert King on the Taiwan's Exports). It is estimated that GDP growth could reach 5.74% for 1999, compared to 4.65% GDP growth in 1998. For the first eight months of 1999, total exports from Taiwan increased by 6.9% in US Dollar terms as compared to a decrease of 7.3% during the same period in 1998. Meanwhile the trade surplus reached US$ 7.6 billion at August 1999, an increase of 107.8% over last year.
The Taiwan Central Bank ("CBC") continues to maintain a relatively loose monetary policy. During this reporting period, the CBC lowered the required reserve ratio from 7.35% to 7.00%, hoping to stimulate local demand. As a result of this loose monetary policy, the money supply (M2) growth rate has gradually increased to 9.69% in July 1999, compared to 7.95% in July 1998.

The rebound in export growth and the recovery in prices of major commodity products has led to an increase in revenues and profits for major exporting and cyclical sectors. The stock market has embraced the positive results by surging almost 57% since its lows in early February 1999, reaching a high of 8,593 in early July 1999. The Taiwan Stock Exchange ("TAIEX") Index was at 8,157 on August 31, 1999.

INVESTMENT STRATEGY

Taiwan's stock market has experienced high volatility recently. (Please see Albert King on Sector Returns). Since March 1998, the Fund has been following an investment strategy of dividing the Fund's holdings into two parts: core portfolio and active portfolio. In the core portfolio, we use a "top-down approach" to select, within each sector, companies that provide good earnings potential over the long term and are well managed. In the active portfolio, we use a "bottom-up approach" to pick outperforming stocks that may be growth, value or momentum plays. The Fund now allocates approximately 70% of its assets to the core portfolio, and the remaining portion to the active portfolio.

The results of this strategy have been positive for the Fund. During this reporting period, the Fund's net asset value ("NAV") increased approximately 49.41% in U.S. Dollar terms, while the TAIEX Index increased by 36.52% in U.S. Dollar terms. The Fund outperformed the TAIEX Index because the Fund was overweighted in the technology and plastics sectors. Both sectors outperformed the market by 53.18% and 43.58%, respectively, in NT dollar terms.

It is important to emphasize the Fund's primary reliance on fundamental research to identify well-managed companies with strong balance sheets and promising long-term earnings growth. The Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

is not only focusing on the companies or industry leaders that are able to create shareholder value in the long run while competing on a global basis, but is also focusing on the fundamental changes in the commodity price cycle. Based on these criteria, the Fund has increased its weighting in the technology and commodity related sectors.
In the technology sector, the Fund added shares in semiconductors by selecting IC foundry related companies, such as Taiwan Semiconductor Manufacturing Co. ("TSMC") and United Microelectronics Corp. ("UMC"). The weakness in semiconductor prices has reduced major IC-manufacturers' capabilities to increase capital expenditures ("CAPEX") without negatively impacting their cashflows. CAPEX growth is expected to face further contraction in 1999 for the third consecutive year. As a result, we are anticipating a better demand-supply balance for the next year. Both TSMC and UMC are financially sound, increasing their capital expenditures and are consistently leaders in terms of technological advancements.
Of the more cyclical sectors, the Fund is focusing on plastics and textile companies, where major demand comes from Asia. Recently, there have been signs of recovery in major Asian countries' currencies and stock markets. Current trade balances have shown positive figures, while demand for imported goods has increased. Moreover, oil prices have rebounded along with the other commodities in the CRB Industrial Index. In this scenario, we would favor companies such as Formosa Plastics Group, Taiwan's largest petrochemical manufacturer. With the completion of its Sixth Naphtha Cracker ("SNC"), the company hopes to be able to further improve its worldwide competitiveness.

The Fund has also added shares only selectively in the financial sector, as we believe that this sector may continue to experience volatility. Although we believe that the government is moving in the right direction of strengthening the banking system by amending banking laws to improve competitiveness and encouraging consolidation, the government still needs to overcome political obstacles presented by the Legislative Yuan. However, within the sector, there are a few stocks we consider attractive investments. Our criteria for picking stocks in the financial sector includes healthy balance sheets, low non-performing loans ratios, low price to book value ratios and higher loan loss provisions, which are found in our choice of China Trust Bank.


Albert King on the Taiwan's Exports:

Taiwan's exports increased in the first two quarters of 1999 (See Chart
I), and may further accelerate in the coming third quarter. The increase in exports has been mainly due to the recovery in Asian demand. (See Chart II) While export to Europe has slowed slightly, exports to the U.S. continues to grow. Due to the importance of exports in Taiwan's economy, Taiwan benefits from a recovering global demand.
Chart I. Taiwan's Quarterly Trade Figures:
                                                    In US$ billion
     Period                                Q3 98   Q4 98   Q1 99   Q2 99
Figures
 Total Export                              28.12   28.11   27.81   29.67
 YoY % Chg                                 -9.50  -13.00    3.50    7.30
 Total Import                              24.62   26.89   25.13   26.07
 YoY % Chg                                -15.40  -10.70   -6.80   -0.80
 Trade Balance                              3.50    1.22    2.67    3.60
 YoY % Chg                                 78.10  -44.60     n.m  166.10

Chart II. Geographic Breakdown of Taiwan's Exports:
                                                    In US$ billion
     Period                                Q3 98   Q4 98   Q1 99   Q2 99
Figures
 Asia                                      12.35   12.75   12.93   14.60
 YoY % Chg                                -21.56  -19.74    6.39   13.15
 Europe                                     4.76    5.24    5.09    4.73
 YoY % Chg                                 13.58    0.94    2.83    0.85
 U.S.A                                      7.92    7.53    7.25    7.60
 YoY % Chg                                  2.43   -5.78    5.26    8.07
Source: Department of Statistics, Ministry of Finance.

--------------------------------------------------------------------------------

OUTLOOK

The Cross-Strait relationship between Taiwan and China has been strained by President Lee's recent remarks that the Taiwan and China relationship should be managed on a "special state-to-state" basis. However, we believe that these comments were made to achieve the internal political purpose of enhancing the popularity of KMT's Presidential candidate, current Vice-President Lien Chan. We believe that political uncertainty caused by this situation will be short-term. In the long run, Taiwan with an export-driven economy will benefit from recovering global demand.

We thank you for your continued support and look forward to discussing our investment strategy again in coming reports.

Sincerely yours,

/s/ Albert King

Albert King
Portfolio Manager

    PORTFOLIO SNAPSHOT
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 1999               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     9.5
--------------------------------------------------
Asustek Computer, Inc.                     5.7
--------------------------------------------------
United Microelectronics Corp. Ltd.         5.3
--------------------------------------------------
Hon Hai Precision Industry                 4.2
--------------------------------------------------
Formosa Plastic                            3.4
--------------------------------------------------
China Steel Corp.                          3.3
--------------------------------------------------
Advanced Semiconductor Engineering, Inc.   3.2
--------------------------------------------------
Winbond Electronics Corp.                  3.2
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             3.1
--------------------------------------------------
Nan Ya Plastics Corp.                      3.0
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 1999             %
--------------------------------------------------
Semi-conductor                            22.2
--------------------------------------------------
Office Equipment & PC                     15.1
--------------------------------------------------
Plastics                                  10.5
--------------------------------------------------
Banks                                      9.7
--------------------------------------------------
Textiles & Apparel                         9.3
--------------------------------------------------
Electronics                                9.1
--------------------------------------------------
Insurance                                  4.1
--------------------------------------------------
Iron & Steel                               3.3
--------------------------------------------------
Shipping                                   2.3
--------------------------------------------------
Chemicals                                  1.7
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 1998               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     4.0
--------------------------------------------------
Cathay Life Insurance Co. Ltd              3.5
--------------------------------------------------
Hon Hai Precision Industry                 3.4
--------------------------------------------------
Mitac International Corp.                  3.0
--------------------------------------------------
Inventec Co. Ltd.                          2.8
--------------------------------------------------
Wus Printed Circuit Co. Ltd.               2.7
--------------------------------------------------
Nien Hsing Textile Co. Ltd.                2.6
--------------------------------------------------
China Motor Co.                            2.6
--------------------------------------------------
Delta Electronics, Inc.                    2.4
--------------------------------------------------
China Steel Corp.                          2.4
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 1998             %
--------------------------------------------------
Electronics                               19.4
--------------------------------------------------
Computers & Business Equipment            18.0
--------------------------------------------------
Textiles & Apparel                         9.3
--------------------------------------------------
Banks                                      9.0
--------------------------------------------------
Automobiles, Tires & Accessories           6.1
--------------------------------------------------
Insurance                                  5.0
--------------------------------------------------
Construction & Real Estate                 4.5
--------------------------------------------------
Plastics                                   4.4
--------------------------------------------------
Shipping                                   4.4
--------------------------------------------------
Foods                                      4.3
--------------------------------------------------

    THE TAIWAN FUND, INC.
    INVESTMENTS/AUGUST 31, 1999 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - 97.2%
BASIC INDUSTRIES - 18.9%
CEMENT - 0.9%
Asia Cement.............................      2,050,356   $  1,650,601
Taiwan Cement Corp. ....................      2,282,004      1,485,456
                                                          ------------
                                                             3,136,057
                                                          ------------
CHEMICALS - 1.7%
Eternal Chemical Co. Ltd. ..............      3,402,000      4,782,057
Oriental Union Chemical.................        752,064        740,239
Yung Shin Pharmaceutical Industries
 Co. ...................................        379,284        572,504
                                                          ------------
                                                             6,094,800
                                                          ------------
ELECTRICAL EQUIPMENT - 0.0%
Taichung Machinery (a)..................            116              0
                                                          ------------
GLASS - 0.3%
Taiwan Glass............................      1,350,513      1,027,749
                                                          ------------
IRON & STEEL - 3.3%
China Steel Corp. ......................     14,759,053     11,510,205
                                                          ------------
OTHERS & MISCELLANEOUS - 0.2%
Ton Yi Industrial Corp. (a).............      1,306,401        612,119
                                                          ------------
PAPER & FOREST PRODUCTS - 0.3%
Yuen Foong Yu Paper Manufacturing (a)...      2,200,836        934,317
                                                          ------------
PLASTICS - 10.5%
Asia Polymer Corp. .....................      2,500,000      4,520,440
Formosa Plastic.........................      6,205,412     11,903,463
Nan Ya Plastics Corp. ..................      6,329,027     10,448,866
Taita Chemical Co. Ltd. (a).............      2,500,000      2,421,384
USI Far East Corp. (a)..................      7,424,000      7,844,227
                                                          ------------
                                                            37,138,380
                                                          ------------
RUBBER - 0.6%
Cheng Shin Rubber Industrial Co. .......      1,354,861      1,410,248
Taiwan Synthetic Rubber (a).............      1,543,500        762,043
                                                          ------------
                                                             2,172,291
                                                          ------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
TEXTILE - 0.6%
Zig Sheng Industry Co., Ltd. (a)........      5,000,000   $  2,248,428
                                                          ------------
WIRE & CABLE - 0.5%
Pacific Electrical Wire & Cable (a).....      1,787,720        921,969
Walsin Lihwa Corp. (a)..................      1,620,004        789,624
                                                          ------------
                                                             1,711,593
                                                          ------------
TOTAL BASIC INDUSTRIES..................                    66,585,939
                                                          ------------
CONSTRUCTION & REAL ESTATE - 1.2%
Cathay Construction.....................      2,856,277      1,365,265
Hung Poo Construction Corp. ............      1,030,000        442,123
Kindom Construction Co. Ltd. (a)........      3,750,000      2,582,547
                                                          ------------
TOTAL CONSTRUCTION & REAL ESTATE........                     4,389,935
                                                          ------------
DURABLES - 11.3%
AUTOMOBILES, TIRES & ACCESSORIES - 1.0%
China Motor Co. ........................      1,407,351      1,814,509
Yue Loong Motor.........................      1,760,647      1,672,061
                                                          ------------
                                                             3,486,570
                                                          ------------
OTHERS & MISCELLANEOUS - 1.0%
Giant Manufacturing.....................        880,734      1,174,313
Pou Chen (a)............................      1,218,464      2,662,995
                                                          ------------
                                                             3,837,308
                                                          ------------
TEXTILES & APPAREL - 9.3%
Far Eastern Textile Ltd. ...............      5,949,100      8,624,324
Formosa Chemical & Fiber................      7,573,548      7,621,181
Formosa Taffeta Co. Ltd. ...............      1,310,595        816,031
Lan Fa Textiles (a).....................      2,000,000        874,214
Lealea Enterprise (a)...................      7,620,000      3,115,094
Nien Hsing Textile Co. Ltd. ............      4,540,000      9,065,724
Shinkong Synthetic Fibers Corp. (a).....      5,060,000      2,084,465
Tainan Spinning (a).....................      1,710,000        564,623
                                                          ------------
                                                            32,765,656
                                                          ------------
TOTAL DURABLES..........................                    40,089,534
                                                          ------------

 8  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - continued
FINANCE - 13.8%
BANKS - 9.7%
Chang Hwa Commercial Bank...............      2,005,021   $  2,496,819
China Trust Commercial Bank (a).........      6,816,000      6,816,000
Chung Hsing Bills Finance (a)...........      3,956,773      1,785,525
E. Sun Commercial Bank (a)..............      3,085,000      1,435,786
First Commercial Bank...................      4,655,603      7,305,491
Hwa Nan Commercial Bank Ltd. ...........      2,600,220      4,292,816
ICBC....................................      2,530,550      2,920,478
Taipei Bank.............................        913,000        881,418
Taipei Business Bank (a)................      1,800,000      2,133,962
United World Chinese....................      3,136,000      4,210,918
                                                          ------------
                                                            34,279,213
                                                          ------------
INSURANCE - 4.1%
Cathay Life Insurance Co. Ltd. .........      3,622,601     10,879,195
Shin Kong Life Insurance Co. ...........      2,205,000      3,536,321
                                                          ------------
                                                            14,415,516
                                                          ------------
TOTAL FINANCE...........................                    48,694,729
                                                          ------------
NONDURABLES - 1.4%
FOODS - 1.2%
AGV Products Corp. (a)..................      4,809,000      1,822,278
President Enterprises Corp. ............      3,300,000      2,303,774
                                                          ------------
                                                             4,126,052
                                                          ------------
LEISURE RELATED - 0.2%
Leofoo Development......................        666,660        792,445
                                                          ------------
TOTAL NONDURABLES.......................                     4,918,497
                                                          ------------
RETAIL & WHOLESALE - 0.7%
GENERAL MERCHANDISE STORES
Far Eastern Department Stores...........      1,058,538        539,255
President Chain Store Corp. ............        613,836      1,814,484
                                                          ------------
TOTAL RETAIL & WHOLESALE................                     2,353,739
                                                          ------------
TECHNOLOGY - 47.3%
ELECTRICAL EQUIPMENT - 0.6%
Phoenixtec Power Co. Ltd. ..............        578,565      1,209,892
Teco Electric & Machinery Co. ..........      1,100,286        906,525
                                                          ------------
                                                             2,116,417
                                                          ------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
ELECTRONICS - 9.1%
CMC Magnetics Corp. (a).................        948,258   $  3,891,436
Compeq Manufacturing Co. Inc. (a).......        715,673      3,600,871
Delta Electronics, Inc. ................      1,552,103      6,320,671
Hon Hai Precision Industry (a)..........      2,267,097     14,757,519
Liton Electronics.......................        648,000      1,010,717
Ritek, Inc. (a).........................        420,951      2,581,303
                                                          ------------
                                                            32,162,517
                                                          ------------
OFFICE EQUIPMENT & PC - 15.1%
Acer Peripherals, Inc. .................      1,242,000      3,222,170
Acer, Inc. (a)..........................      2,668,000      5,705,157
Asustek Computer, Inc. .................      1,881,970     20,240,055
Compal Electronics, Inc. ...............      1,032,615      3,458,286
D-Link Corp. ...........................        180,000        365,094
Inventec Co. Ltd. (a)...................      2,556,364      6,551,688
Quanta Computer, Inc. ..................        724,840      7,066,051
Synnex Technology International.........        471,040      2,503,326
Systex Corp. (a)........................        520,000      1,741,510
Tatung Co. (a)..........................      2,000,905      2,422,479
                                                          ------------
                                                            53,275,816
                                                          ------------
OTHERS & MISCELLANEOUS - 0.3%
Taiwan Secom Co. .......................        403,928        971,714
                                                          ------------
SEMI-CONDUCTOR - 22.2%
Advanced Semiconductor Engineering, Inc.
  (a)...................................      3,782,235     11,358,599
Macronix International Co. Ltd. (a).....      1,496,000      1,825,308
Siliconware Precision Industry (a)......      1,058,232      2,079,859
Taiwan Semiconductor Manufacturing Co.
 (a)....................................      7,857,930     33,359,138
United Microelectronics Corp. Ltd.
 (a)....................................      7,309,721     18,619,101
Winbond Electronics Corp. (a)...........      6,000,750     11,133,468
                                                          ------------
                                                            78,375,473
                                                          ------------
TOTAL TECHNOLOGY........................                   166,901,937
                                                          ------------

    The accompanying notes are an integral part of the financial statements.   9

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - continued
TRANSPORTATION - 2.6%
AIR TRAVEL - 0.3%
China Airlines (a)......................      1,840,000   $  1,168,805
                                                          ------------
SHIPPING - 2.3%
Evergreen Marine Corp. (a)..............      1,606,921      1,662,507
U-Ming Marine Transport (a).............      2,028,000        793,981
Wan Hai Lines Ltd. .....................        960,000        978,113
Yang Ming Marine Transport (a)..........      7,878,424      4,484,260
                                                          ------------
                                                             7,918,861
                                                          ------------
TOTAL TRANSPORTATION....................                     9,087,666
                                                          ------------
TOTAL COMMON STOCK (Identified Cost -
 $234,364,469)..........................                   343,021,976
                                                          ------------

                                            PRINCIPAL
                                             AMOUNT
                                               NT$
                                            ---------
CERTIFICATES OF DEPOSIT - 0.3%
ICBC Downtown Branch
 4.70%, 11/25/99 (b) (Identified Cost -
 $951,610)..............................     31,170,000        980,188
                                                          ------------
COMMERCIAL PAPER - 2.2%
Chin Hisn Cement Corp. 4.75%, 9/10/99...     39,778,326      1,250,891
Nan-Yang Inc. 4.50%, 9/03/99 (b)........    149,311,098      4,695,318
Yuan Fang Investment 4.75%, 9/13/99.....     52,813,249      1,660,794
                                                          ------------
TOTAL COMMERCIAL PAPER (Identified Cost-
 $7,587,886)............................                     7,607,003
                                                          ------------

                                            MATURITY
                                             AMOUNT
                                               US$
                                          -------------
REPURCHASE AGREEMENT - 0.3%
With State Street Bank and Trust Co. at
  3.25%, dated 8/30/99, due 9/7/99
  (collateralized by U.S. Treasury Bond
  8.125%, 5/15/21,market value
  $1,159,574)...........................  $   1,132,818   $  1,132,000
                                                          ------------
TOTAL INVESTMENTS - 100%
 (COST - $244,035,965)..................                  $352,741,167
                                                          ============

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

(a) Non-income producing
(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At August 31, 1999 the aggregate cost basis of the Fund's investment securities for income tax purposes was $245,099,149.

Net unrealized appreciation of the Fund's investment securities was $107,642,018, of which $119,270,664 related to appreciated investment securities and $11,628,646 was related to depreciated investment securities for the fiscal year ended August 31, 1999. In addition, the Fund had a capital loss carryforward of $7,668,967 for the year ended August 31, 1999. The capital loss carryfoward may be utilized to offset capital gains through August 31, 2007.

 10 The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999

ASSETS
Investment in securities, at value
  (including repurchase agreement of
  $1,132,000) (cost $244,035,965) (Notes 1
  and 2) - See accompanying schedule......               $352,741,167
Cash......................................                        184
Cash in New Taiwan dollars (cost
 $6,274,015)..............................                  6,281,695
Receivable for investments sold...........                  1,049,777
Dividends receivable......................                    200,702
Interest receivable.......................                     20,261
                                                         ------------
 Total assets.............................                360,293,786
                                                         ------------
LIABILITIES
Payable for investments purchased.........  $5,873,042
Accrued management fee (Note 3)...........     455,214
Taiwan withholding tax payable (Note 1)...      44,959
Other payables and accrued expenses.......     306,188
                                            ----------
 Total liabilities........................                  6,679,403
                                                         ------------
NET ASSETS................................               $353,614,383
                                                         ============
Net Assets consist of (Note 1):
Paid in capital...........................               $263,196,276
Accumulated undistributed net realized
 loss on investments and foreign
 currency.................................                (18,294,389)
Net unrealized appreciation on:
 Investment securities....................                108,705,202
 Assets and liabilities denominated in
   foreign currencies.....................                      7,294
                                                         ------------
NET ASSETS................................               $353,614,383
                                                         ============
NET ASSET VALUE, per share ($353,614,383 /
 16,365,572 shares outstanding)...........                     $21.61
                                                                -----
                                                                -----

STATEMENT OF OPERATIONS
Year Ended August 31, 1999

INVESTMENT INCOME
Dividends................................                 $  3,321,653
Interest.................................                      411,755
                                                          ------------
                                                             3,733,408
Less: Taiwan witholding tax (Note 1).....                     (716,997)
                                                          ------------
 Total Income............................                    3,016,411
EXPENSES
Management fee (Note 3)
 Basic fee...............................  $  3,707,369
 Performance adjustment..................       290,444
Taiwan stock dividend tax (Note 1).......       948,255
Custodian fees and expenses..............       452,039
Administration and accounting fees (Note
 3)......................................       204,277
Directors compensation...................       142,999
Shareholder communications...............       136,999
Legal....................................       120,000
Audit....................................        98,623
Insurance fees...........................        84,446
Delaware franchise tax...................        66,299
Miscellaneous............................        33,015
Transfer agent fees......................        16,000
                                           ------------
 Total expenses..........................                    6,300,765
                                                          ------------
 NET INVESTMENT LOSS.....................                   (3,284,354)
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized loss on:
 Investment securities...................   (16,094,264)
 Foreign currency transactions...........    (5,951,691)
                                           ------------
                                                           (22,045,955)
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities...................   144,135,798
 Assets and liabilities denominated in
   foreign currencies....................       (18,022)
                                           ------------
                                                           144,117,776
                                                          ------------
Net gain.................................                  122,071,821
                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................                 $118,787,467
                                                          ============

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended      Year Ended
                                                               August 31,      August 31,
                                                                  1999            1998
                                                              ------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment loss........................................  $ (3,284,354)   $  (5,411,099)
 Net realized loss on investments and foreign currency
   transactions.............................................   (22,045,955)     (34,529,693)
 Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions............   144,117,776     (222,168,829)
                                                              ------------    -------------
 Net increase (decrease) in net assets resulting from
   operations...............................................   118,787,467     (262,109,621)
                                                              ------------    -------------
Distributions to shareholders
 From net realized gains....................................   (16,529,228)     (75,445,287)
                                                              ------------    -------------
 Total distributions to shareholders........................   (16,529,228)     (75,445,287)
                                                              ------------    -------------
 Total increase (decrease) in net assets....................   102,258,239     (337,554,908)
                                                              ------------    -------------
NET ASSETS
  Beginning of period.......................................   251,356,144      588,911,052
                                                              ------------    -------------
 End of period..............................................  $353,614,383    $ 251,356,144
                                                              ============    =============
OTHER INFORMATION
  Shares (Note 4)
 Issued in reinvestment of distributions from net investment
   income...................................................             0                0
                                                              ------------    -------------
 Net increase (decrease)....................................             0                0
                                                              ============    =============

 12 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   Years Ended August 31,
                                                              ----------------------------------------------------------------
                                                                1999          1998          1997          1996          1995
                                                                ----          ----          ----          ----          ----
SELECTED PER SHARE DATA (a)
Net asset value, beginning of period........................  $  15.36      $  35.98      $  22.25      $  18.28      $  32.26
                                                              --------      --------      --------      --------      --------
Income from Investment Operations
 Net investment income (loss)...............................     (0.20)(d)     (0.33)(c)     (0.50)        (0.18)(b)     (0.19)
 Net realized and unrealized gain (loss) on investments.....      7.46        (15.68)        14.24          4.18         (7.27)
                                                              --------      --------      --------      --------      --------
 Total from investment operations...........................      7.26        (16.01)        13.74          4.00         (7.46)
                                                              --------      --------      --------      --------      --------
Less Distributions
 In excess of net investment income.........................        --            --         (0.01)        (0.03)           --
 From net realized gains....................................     (1.01)        (4.61)           --            --         (5.88)
 In excess of net realized gains............................        --            --            --            --         (0.21)
                                                              --------      --------      --------      --------      --------
 Total distributions........................................     (1.01)        (4.61)        (0.01)        (0.03)        (6.09)
                                                              --------      --------      --------      --------      --------
Antidilution/(Dilution) resulting from additional offering
 of shares at market
 and reinvestment of dividends at market....................        --            --            --          0.02         (0.40)
Offering expenses...........................................        --            --            --         (0.02)        (0.03)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  21.61      $  15.36      $  35.98      $  22.25      $  18.28
                                                              ========      ========      ========      ========      ========
Market value, end of period.................................  $  18.31      $  11.00      $  25.56      $  23.50      $  21.63
                                                              ========      ========      ========      ========      ========
TOTAL RETURN
Per-share market value......................................     79.41%       (48.87)%         8.8%          8.8%        (12.0)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).....................  $353,614      $251,356      $588,911      $364,159      $271,095
Ratio of expenses to average net assets(e)..................      2.21%         2.29%(f)      2.56%         2.24%         2.43%
Ratio of expenses to average net assets, excluding stock
 dividend tax expense.......................................      1.88%         1.87%(f)      2.25%         1.81%         2.02%
Ratio of net investment income (loss) to average net
 assets.....................................................     (1.15)%       (1.51)%       (1.74)%       (0.92)%       (0.78)%
Portfolio turnover rate.....................................       125%           97%          126%          131%          159%

(a) Based on average shares outstanding during the period.
(b) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.05 per share. (Based on shares outstanding at 8/31/96.)
(c) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.02 per share. (Based on shares outstanding at 8/31/98.)
(d) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.04 per share. (Based on shares outstanding at 8/31/99.)
(e) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(f) Ratio of expenses after waiver (See Note 3).

    The accompanying notes are an integral part of the financial statements.  13

    NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the Act), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China (ROC) companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (Management Contract) among China Securities Investment Trust Corporation (Adviser), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor (QFII) which limits the Fund's ownership of a company's shares to no more than 15% of such shares. In addition, all QFIIs together can not own more than 30% of a company's shares. All Funds managed by China Securities Investment Trust Company (CSITC) are limited in aggregate to 10% ownership of a company's shares.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). Securities which are traded over-the-counter are valued at the mean between the current bid and asked prices or, if no quotations are available, are valued as determined in good faith by the Board of Directors of the Fund. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board may prescribe. Short-term investments, having a maturity of 60 days or less are valued at cost which approximates market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued
Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 1999 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed, certain dividends from foreign securi-ties are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends are typically declared by Taiwanese companies in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, aggregated $341,419,123 and $361,710,902, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, CSITC receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of P.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

Effective February 14, 1998, the Fund's shareholders approved the proposal to reduce the Fund's Investment Advisory basic fee from 1.50% to an annual rate of 1.30% and to reduce the performance adjustment from P.50% to a maximum of P0.30%. The revised contract to reduce the Investment Advisory basic fee and the performance fee was approved on April 30, 1998 by the Republic of China Securities and Exchange Commission (SEC). Until such approval was received, CSITC voluntarily agreed to reduce its basic fee and performance fee to 1.30% and P0.30%, respectively, as approved by the Fund's shareholders.

For the year ended August 31, 1999, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.40% of average net assets.

Directors Fees. No director, officer or employee of the Investment Manager or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays State Street a fee at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At August 31, 1999, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

    REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF THE TAIWAN FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. at August 31, 1999 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Taiwan Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 1999

    OTHER INFORMATION
--------------------------------------------------------------------------------

YEAR 2000

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

AMENDMENT TO BYLAWS OF THE FUND

The Board of Directors of the Fund, at its meeting held on October 11, 1999, approved an amendment to the Fund's Bylaws which requires that stockholders of the Fund provide advance notice to the Fund should such stockholder desire to present a proposal at a stockholders' meeting. The Fund filed an amendment to its registration statement for the purposes of filing the Amended and Restated Bylaws of the Fund on October 27, 1999.

OTHER

Due to an accounting error in the prior period, the weekly published NAV's of the fund were overstated by between $0.08 to ($0.10) per share for the period June 25, 1998 through September 10, 1998. The error resulted from the processing of stock dividends and rights issues that were not recorded in a timely manner. The Fund believes that steps have been taken to prevent the re-occurrence of this problem in the future. The previously issued August 31, 1998 Financial Statements properly reported the Fund's Net Asset Value.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266. The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

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    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    China Securities Investment Trust Corporation
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    Vicki Hau, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Rogers & Wells LLP, New York, NY
    Lee and Li, Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    Boston, MA